Exhibit 10.36


                         COMMON STOCK PURCHASE AGREEMENT


         This Agreement is made as of the ____ day of ________________, 199_, by and between Metasyn, Inc., a Delaware corporation (the "Company"), and [name of purchaser] (the "Purchaser").

         WHEREAS, the Company has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Company shares of the Company's Common Stock, $.01 par value (the "Common Stock"); and

         WHEREAS, the Company desires to issue and the Purchaser desires to acquire the Common Stock on the terms and conditions hereinafter set forth, and it is agreed between the parties as follows:

         1. The Company agrees to issue to the Purchaser ______ shares of the Common Stock (the "Shares") subject to the Purchaser's payment of $____ per share for the Shares and execution and delivery of this Agreement. The consummation of this transaction shall occur at such time and place as the parties may mutually agree.

         2. All of the Shares being acquired by the Purchaser pursuant to this Agreement (hereinafter sometimes collectively referred to as the "Stock") shall be subject to the repurchase right ("Repurchase Right") set forth in this
Section 2.

                  (a) For the purposes of this Agreement, the Stock purchased pursuant hereto shall be deemed vested as follows:

            For Services Rendered:                 Percentage of Shares
                                                         Vested:
On or after _______________ but                            20%
before ___________________
[year 1]
On or after _______________                 remaining 80% of Shares shall vest
and until _________________                 at the rate of 1/48th per month.
[year 5]


                  (b) Upon the termination of the Employee's employment for any reason, with or without cause, the Company may exercise the Repurchase Right at the same purchase price per share paid by the Purchaser and set forth in Section 1 above (the "Repurchase Price") with respect to all unvested stock.

                  (c)  If the Purchaser:

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                           (i) files a voluntary petition under any bankruptcy
or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors;

                           (ii) is subjected involuntarily to such a petition or
assignment or to an attachment or other legal or equitable interest with respect to his Stock and such involuntary petition or assignment or attachment is not discharged within 60 days after its date; or

                           (iii) is required to transfer his Stock by operation
of law (other than death of the Purchaser) or by order or decree of any court;

then the Company shall have the option (in addition to the Repurchase Right set forth in clause (b) above), exercisable at any time during the period of sixty
(60) days after receiving notice thereof, to purchase all of the vested Shares of Stock which are owned by the Purchaser for the fair market value of the Shares, as determined by the Board of Directors of the Company.

                  (d) Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company to terminate the Purchaser's association with the Company.

         3. The Repurchase Right shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 11 hereof. The Repurchase Price shall be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Purchaser to the Company or in cash (by check) or both.

         4.       If, from time to time during the term of the Repurchase Right:

                  (a) There is any stock dividend or liquidating dividend of cash or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

                  (b) There is any consolidation, merger or sale of all or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property (other than cash) to which the Purchaser is entitled by reason of his ownership of Stock shall be immediately subject to the Repurchase Right and be included in the word "Stock" for all purposes of the Repurchase Right with the same force and effect as the shares of Stock subject to the Repurchase Right under the terms of
Section 2 hereof. While the total Repurchase Price shall remain the same after each such event, the Repurchase Price per share of Stock upon exercise of the Repurchase Right shall be appropriately adjusted. Stock acquired as provided in clauses (a) or (b) shall be deemed to have been acquired at the time of acquisition of the Stock on which such Stock was distributed.

         5.       Rights of First Refusal.

                  (a) The Purchaser agrees that he shall not sell, transfer, pledge, hypothecate, or otherwise dispose of (collectively, "transfer") any unvested Shares at any time, and shall not transfer any vested Shares, whether now owned or hereafter acquired by

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him, except for "Permitted Transfers" (as defined in clause (f) below) or pursuant to this Section 5.

                  (b) If the Purchaser wishes to transfer vested Shares, other than as a Permitted Transfer, he shall deliver a written notice (the "Sale Notice") to the Company, and the Company shall in turn forward a copy of such notice to the holders of the Company's Series B Convertible Preferred Stock ("Series B Stock") identified on Exhibit 1 hereto (the "Series B Stockholders"). The Sale Notice shall set forth the identity of the proposed transferee and the terms and conditions of the proposed transfer.

                  For 15 days following its receipt of the Sale Notice, the Company shall have the option to purchase all, but not less than all, of the vested Shares to be transferred (the "Offered Shares") at the price and upon the terms set forth in the Sale Notice. The Company shall give written notice of its decision whether or not to purchase the Offered Shares to the Purchaser (the "Company Notice") within such 15-day period, and the settlement of any sale of such Offered Shares to the Company shall be made as provided below in clause
(d). The Company shall simultaneously deliver a copy of the Company Notice to the Series B Stockholder.

                  (c) If the Company elects not to purchase the Offered Shares, the Series B Stockholders shall have the option, for 15 days following their receipt of the Company Notice indicating the Company's election not to purchase the Offered Shares, to purchase all, but not less than all, of the Offered Shares at the price and upon the terms set forth in the Sale Notice. In the event the Series B Stockholders elect to purchase the remaining Offered Shares, they shall give written notice of their election to the Purchaser within such 15-day period (the "Series B Stockholder Notice"), and the settlement of the sale of such Offered Shares shall be made as provided below in clause (d).

                  Each Series B Stockholder shall have the right to purchase its pro rata share of the Offered Shares, which pro rata share represents the ratio of shares of Series B Stock held by the Series B Stockholder to the total number of shares of Series B Stock issued and outstanding. If any Series B Stockholder declines to purchase any of the Offered Shares, the pro rata share of the Series B Stockholders intending to purchase the Offered Shares shall be determined after subtracting the pro rata share of the nonparticipating Series B Stockholder(s) from the total number of shares of Series B Stock.

                  (d) The closing of the purchase and sale of the Offered Shares shall take place on a date agreed upon by the Purchaser and the Company and/or the Series B Stockholders, but in any event within 60 days following the latter of the date of the Sale Notice or the Company Notice, at the principal office of the Company.

                  (e) If neither the Company nor the Series B Stockholders elects to purchase all of the Offered Shares, the Purchaser may transfer the Offered Shares at a price and on terms no more favorable to the transferee than those specified in the Sale Notice, during the 120-day period immediately following the date of the Sale Notice. Any Offered Shares not sold or transferred during such 120-day period will again be subject to the provisions of this Section 5.


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                  (f) For purposes of this Section 5, a "Permitted Transfer"
shall mean a transfer of Shares to or for the benefit of any spouse, child, grandchild, parent or sibling, niece or nephew, or to a trust for their benefit if, following such transfer, voting control over such shares is retained by the transferor; provided that such transferred Shares shall remain subject to this
Section 5 and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferees shall be bound by all of the terms and conditions of this Section 5.

                  (g) The rights of the Company and the Series B Stockholders set forth in this Section 5 shall terminate and be of no further force and effect upon the Company's initial registered public offering of shares of equity securities.

         6. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

                  (a) "Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to a repurchase right and a right of first refusal contained in a certain agreement between the record holder hereof and the corporation, a copy of which will be mailed to any holder of this certificate without charge within 5 days of receipt by the corporation of a written request therefor."

                  (b) Any legend required to be placed thereon by federal or state securities laws.

         7. The Purchaser acknowledges that he is aware that the Stock to be issued to him by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended. In this connection, the Purchaser warrants and represents to the Company as follows:

                  (a) The Purchaser is acquiring the Stock solely for his own account for investment and not with a view to or for sale or distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof. The Purchaser also represents that the entire legal and beneficial interest of the Stock which the Purchaser is acquiring is being acquired for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

                  (b) The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with its officers and the Purchaser has heretofore received all such information as the Purchaser deems necessary and appropriate to enable him to evaluate the financial risk inherent in making an investment in the Stock of the Company, and the Purchaser further represents and warrants that he has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.


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                  (c) The Purchaser realizes that his acquisition of the Stock will be a highly speculative investment and that the Purchaser is able, without impairing his financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss on his investment.

                  (d) The Company has disclosed (or hereby does disclose) to the Purchaser in writing:

                           (i) the sale of the Stock which he is acquiring has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Securities must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available;

                           (ii) the share certificate representing the Stock will be stamped with the legends restricting transfer specified in this Agreement between the Company and the Purchaser; and

                           (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

                  (e) The Purchaser understands that the shares of Stock are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of sale of the Stock to him, and even then will not be available unless (i) a public trading market then exists for the Stock of the Company, (ii) adequate current public information concerning the Company is then available to the public, (iii) he has been the beneficial owner and he has paid the full purchase price for the Stock at least two years prior to the sale, and (iv) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made by him only in limited amounts in accordance with such terms and conditions, as amended from time to time.

                  (f) Without in any way limiting its representations set forth above, the Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Stock which he is acquiring unless and until:

                           (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement: or

                           (ii) (A) He shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of circumstances surrounding the proposed disposition, (B) he shall have furnished the Company with an opinion of his own counsel to the effect that such disposition will not require registration of such shares under the Act, and (C) such opinion of his counsel shall have been concurred in

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by counsel for the Company and the Company shall have advised it of such concurrence.

         8. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         9. Subject to the provisions of this Agreement, the Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Stock.

         10. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         11. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

         12. This Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Purchaser and his heirs, executors, administrators, successors and assigns.

         13. This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts.

         14. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                       METASYN, INC.


                                       By:______________________________
                                       Title:___________________________


                                       PURCHASER


                                       -----------------------------------
                                       Address: _______________________

                                                -----------------------



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                                    Exhibit 1


                 Holders of Series B Convertible Preferred Stock


Accel IV L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA 94111

Accel Investors '93 L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA 94111

Accel Keiretsu L.P.
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA 94111

Ellmore C. Patterson Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA 94111

Prosper Partners
c/o Accel Partners
One Embarcadero Center
Suite 3820
San Francisco, CA 94111

Bessemer Venture Partners III L.P.
83 Walnut Street
Wellesley Hills, MA  02181

Neil H. Brownstein
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590


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Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

G. Felda Hardymon
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Christopher Gabrieli
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gabrieli Family Foundation
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

David J. Cowan
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Samantha C. Chen
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rachel J. Erickson
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Gautam A. Prakash
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

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John K. Rodakis
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Rodney A. Cohen
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Richard R. Davis
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Adam P. Godfrey
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Barbara M. Henagan
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Robert D. Lindsay
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590

Ward W. Woods, Jr.
c/o Robert H. Buescher
Bessemer Securities Corp.
1025 Old Country Road, Suite 205
Westbury, NY  11590


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